                              CYANOTECH CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
     NUMBER                                                          SHARES

NC

  COMMON STOCK                                                   COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 232437 20 2

                                    SPECIMEN

IS THE REGISTERED HOLDER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.005 PAR VALUE, OF
          ____________________                     _______________________
    __________________________CYANOTECH CORPORATION___________________________
          ____________________                     _______________________

    transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney-in-fact upon surrender of this certificate, together with written assignment thereof in proper form, the form of assignment on the reverse of this certificate being acceptable. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:



        /s/ Ronald P. Scott                             /s/ Gerald R. Cysewski
               SECRETARY    [CYANOTECH CORPORATION]         PRESIDENT
                            [         SEAL        ]


     COUNTERSIGNED AND REGISTERED:
     FIRST INTERSTATE BANK OF WASHINGTON, N.A.
                                   TRANSFER AGENT
                                    AND REGISTRAR,
BY

                              AUTHORIZED SIGNATURE

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM--as tenants in common           UNIF GIFT MIN ACT--  Custodian
      TEN ENT--as tenants by the entireties                   (Cust)    (Minor)
      JT TEN --as joint tenants with right                   under Uniform Gift
              of survivorship and not as                     to Minors
              tenants in common                              Act
                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, __________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises:

Dated:_______________________


                         Sign here______________________________________________

                                  ______________________________________________
                                                  Signature Guaranteed

                                  ______________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR WITHOUT ABBREVIATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER